UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 1, 2004

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                       87-0250294
  -------------------------------               -------------------------------
  (State or other jurisdiction of               (I.R.S. Employer Identification
   incorporation or organization)                            Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                 -------------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD

         On October 1, 2004, BMB Munai, Inc., issued a press release announcing the results of a reserve evaluation on its Aksaz, Dolinnoe and Emir oil and gas fields. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Exhibit and Financial Statements

         (a)      Exhibits

                  99.01    Press Release of BMB Munai, Inc., dated October 1,
                           2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BMB MUNAI, INC.



Date: October 1, 2004                           By: /s/ Alexandre Agaian
                                                   -----------------------------
                                                   Alexandre Agaian, President

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